Exhibit 10.72

                             STOCKHOLDERS AGREEMENT

            This Stockholders Agreement (the "Agreement") is entered into as of June 11, 1999, among SFAC New Holdings, Inc., a Delaware corporation (the "Company"), SFC Sub, Inc., a Delaware corporation, and each holder of record of Debentureholder Common Stock (hereinafter defined) who may hereafter execute this Agreement or a separate agreement to be bound by the terms hereof (such holders of record of Debentureholder Common Stock who may hereafter execute this Agreement or a separate agreement to be bound by the terms hereof are sometimes in this Agreement each individually referred to as a "Stockholder" and collectively referred to as the "Stockholders");

                              W I T N E S S E T H :

            WHEREAS, the Company, a Delaware corporation, is a holding company which directly owns all of the issued and outstanding capital stock of SFC New Holdings, Inc.;

            WHEREAS, the authorized capital stock of the Company consists of 320,000 shares of common stock, no par value per share (the "Common Stock");

            WHEREAS, the Company has made an offer to exchange its 13% Senior Secured Discount Debentures due 2009 (the "New 13% Debentures") and an aggregate of up to 31,925 shares of Common Stock for all the outstanding 13% Senior Secured Discount Debentures due 2005 of Specialty Foods Acquisition Corporation, a Delaware corporation (such holders of New 13% Debentures who receive such shares of Common Stock are hereinafter referred to as holders of the "Debentureholder Common Stock");

            WHEREAS, the Stockholders have agreed, inter alia, to restrict the transfer of their Debentureholder Common Stock and the Company has agreed to provide certain registration rights in respect of the Debentureholder Common Stock.

            NOW, THEREFORE, in consideration of the covenants and agreements herein, the parties hereto agree as follows:
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                                                                               2


                                    ARTICLE I

                             TRANSFERS OF SECURITIES

            1.1 Transfer of Debentureholder Common Stock. No Stockholder shall transfer or encumber (voluntarily or involuntarily) any Debentureholder Common Stock except as provided in this Section 1.1:

                  (a) A Stockholder may transfer shares of Debentureholder Common Stock (i) pursuant to Section 1.1(b) or (c), or (ii) to an Affiliate of such Stockholder, provided that such transfer to an Affiliate is not made with a view to circumventing the provisions of this Section 1.1, and provided further that such Stockholder shall not transfer control of any such Affiliate so long as it holds Debentureholder Common Stock to a person or entity which is not an Affiliate of such Stockholder without first reacquiring such shares of Debentureholder Common Stock or complying with the terms of Section 1.1(b). For purposes of this Agreement, an "Affiliate" of a Stockholder shall mean (A) in all cases, any person or entity controlling, controlled by or under common control with such Stockholder, including a general partner of such Stockholder which is a partnership and to the extent not otherwise described in this clause
(A), co-investment entities established by any Stockholder within 90 days of the date the Stockholder acquires Debentureholder Common Stock and controlled by such Stockholder, any affiliated party (including any officer or director) of such Stockholder or of the general partner of such Stockholder (or of the general partner of any general partner of such Stockholder) and any combination of the foregoing and (B) with respect to an individual Stockholder or individual Affiliate thereof, the spouse or children of such Stockholder or Affiliate or a trust established for the benefit of any of the foregoing which trust is controlled by such Stockholder or Affiliate or the estate of such Stockholder or Affiliate. Any Stockholder (1) may transfer shares of Debentureholder Common Stock to an entity the beneficial interest of which is held solely by officers or employees of such Stockholder and its Affiliates; provided that no such transfer shall be effective until such prospective transferee has delivered to the Company a written agreement in form and substance satisfactory to the Company that the Debentureholder Common Stock to be received by such prospective transferee is subject to all of the provisions of this Agreement and that such prospective transferee is bound hereby, (2) may, if it is a partnership, transfer shares of Debentureholder Common Stock to its general and limited (if any) partners pursuant to a dissolution of such partnership or with the consent of the Company (which consent shall not be unreasonably withheld) provided that prior to any such dissolution an entity shall be designated as nominee for notice purposes only for all transferee partners (and their successors and assigns) and thereafter all notices with respect to this Agreement to such transferees (and their successors and assigns) shall be sent to such nominee and all notices with respect to this Agreement on behalf of such transferees (and their successors and assigns) shall only be valid if received from such nominee; and provided further that any such transferee (and their successors and assigns) shall no longer be considered Affiliates of each other or of any other party to this Agreement merely by reason of having been a partner in the dissolved partnership or by reason of the nominee arrangement described above. Any transfer pursuant to this Section 1.1(a) shall comply with Section 1.1(d) and (e) and Section 1.4.

                  (b) Right of First Offer. (i) Notwithstanding any other provision of this Agreement, at any time, and from time to time, any Stockholder (the "Selling Stockholder") shall have the right to offer to sell all or any portion of his Debentureholder Common Stock to the Company ( a "Company Offer"), in its sole discretion; provided that the Selling Holder shall have first received a bona fide third party offer. In the event that a Stockholder elects to exercise its rights under this Section 1.1(b), such Stockholder shall provide written notice to the Company of the terms of its Company Offer ( the "Company Offer Notice"). The Company Offer Notice shall set forth the number of shares of Debentureholder Common Stock offered to be sold, the price per share, and other proposed terms, if any, relating to such sale. Upon receipt of the Company Offer Notice, the Company shall be entitled to purchase all, but not less than all, of the Offered Shares upon the terms and conditions set forth in the Company Offer Notice. Any transfer pursuant to this Section 1.1(b)(i) shall comply with
Section 1.1(b)(ii).

                        (ii) The Company Offer may be accepted within 25 days of receipt of the Company Offer Notice (the "Company Offer Option Period") on the terms and conditions set forth in the Company Offer Notice. If the Company gives such written notice within the Company Offer Option Period, then the Selling Stockholder shall be obligated to sell to the Company, and the Company shall be obligated to purchase from the Selling Stockholder, the shares subject to the Company Offer Notice at the price and on the terms and conditions set forth in the Company Offer Notice within 25 days of such acceptance. If the Company does not give written notice to the Selling Stockholder within the Company Offer Option Period, the Selling Stockholder shall be free to sell such shares to such third party at a price equal to or greater than the price contained in the Company Offer Notice, provided that (a) such sale is consummated within 120 days following the delivery of the Company Offer Notice or at such other time and place as the parties to the transaction may agree and (b) the transferee of the Selling Stockholder agrees to be bound by all of the terms and provisions of this Agreement.

                        (iii) The Company may assign its right to purchase Offered Shares to anyone so long as the Company remains primarily responsible to the Selling Stockholder for the performance of its obligations and the obligations of the assignee hereunder.
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                                                                               4


                  (c) A Stockholder may transfer shares of Debentureholder Common Stock in a registered public offering in which holders of Debentureholder Common Stock have a right to participate pursuant to Exhibit A hereto and, thereafter, may transfer Debentureholder Common Stock pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "1933 Act"). Any such shares so transferred will no longer be considered Debentureholder Common Stock or subject to this Agreement.

                  (d) Transfers pursuant to Section 1.1(a) shall not be subject to Section 1.1(b). No transfer of shares of Debentureholder Common Stock described in Section 1.1(b) may be made unless prior to the consummation thereof, the Stock holder transferring such shares delivers to the Company a written agreement of the proposed transferee to become a Stockholder and be bound by the terms hereof.

                  (e) In addition, for the purposes of this Section 1.1, any proposed transfer of an equity interest in a Stockholder which is an entity formed for the purpose of acquiring shares of Debentureholder Common Stock or the principal asset of which is shares of Debentureholder Common Stock shall be deemed to be a proposed transfer of such portion of the shares of Debentureholder Common Stock owned by such Stockholder as corresponds to the portion of the equity of such Stockholder that has been proposed to be transferred and such Stockholder agrees not to permit such transfer of such equity interest unless the transferor offers to the Company rights in respect of such proposed transfer which are the economic equivalent of their rights under this Section 1.1; provided, however, that this Section 1.1(e) shall not apply to: (i) the redemption of an equity interest in a Stock holder, or (ii) a transfer of an equity interest in a Stockholder to an Affiliate of the Stockholder who established or organized such Stockholder.

            1.2 Drag-Along Rights. (a) So long as this Agreement shall remain in effect and an initial public offering of the Company's capital stock shall not have occurred, if at any time the Company receives a proposal to effect a business combination with another business entity (a "Merger Proposal") that is not an Affiliate of the Company or its Stockholders and the Board of Directors
of the Company by a majority vote determines to accept such Merger Proposal, then the Board of Directors of the Company shall be entitled to deliver a written notice (the "Buyout Notice") with respect to such Merger Proposal to all of the Stockholders, which notice shall state (i) the intention to effectuate such transaction, (ii) the name and address of the person or entity making the Merger Proposal and (iii) the purchase price or other consideration payable in connection with such Merger Proposal; provided, however, that no Stockholder shall be required to sell its shares of Debentureholder Common Stock pursuant to this Section 1.2 if the Company has not received an opinion of an independent valuator of national standing that such Merger Proposal is fair to the holders of Debentureholder Common Stock. The Buyout Notice shall also state any other material terms and conditions of the Merger Proposal and shall include a copy of all writings, if any, necessary to establish the terms of
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                                                                               5


such Merger Proposal. Upon receipt of the Buyout Notice, the Stockholders shall be obligated to sell all of their shares of Debentureholder Common Stock to such other business entity upon the terms and conditions of the Merger Proposal, with the proceeds of any such sale to be divided amongst the holders as if the Company were being liquidated, and otherwise to take all necessary action to cause the Company to consummate the proposed transaction, including voting their shares of Debenture holder Common Stock in favor of (or giving their consent in writing to) such sale transaction.

                  (b) The closing of any sale pursuant to this provision shall be held at the principal office of the Company no more than ninety (90) and no less than thirty (30) days after delivery of the Buyout Notice or at such other time and place as the parties to the transaction may agree. The price per share and form of consideration for sales of Debentureholder Common Stock made pursuant to this Section 1.2 shall be the same for each holder of Debentureholder Common Stock in such transaction.

                  (c) Notwithstanding anything contained in this Section 1.2 to the contrary, (i) in no event shall any Stockholder be required to make any representation or warranty in connection with any Merger Proposal that pertains to matters other than title to the shares of Debentureholder Common Stock and such Stockholder's capacity, authority or power to consummate or participate in any Merger Proposal, (ii) all representations and warranties made by any Stockholder shall be made severally and not jointly and (iii) the aggregate liability of any Stockholder shall not exceed such Stockholder's net proceeds from participating in any Merger Proposal.

            1.3 Tag-Along Rights. (a) So long as this Agreement shall remain in effect and an initial public offering of the Company's capital stock shall not have occurred, if SFC or a Stockholder or Stockholders holding in the aggregate more than 50% of the shares of Common Stock or Debentureholder Common Stock, respectively (the "Controlling Shareholder") wishes to transfer all or any portion of its or their shares of Common Stock to another person or business entity (the "Third Party Purchaser"), the Controlling Shareholder shall send written notice (the "Offering Notice") to each holder of shares of Debentureholder Common Stock (each an "Other Holder" and collectively the "Other Holders") at least thirty (30) business days prior to the proposed consummation of such sale, setting forth the name of such Third Party Purchaser, the number of shares of Common Stock proposed to be transferred by the Controlling Shareholder (for purposes of this section, the "Offered Shares"), the proposed amount and form of consideration and terms and conditions of payment offered by such Third Party Purchaser, the percent of Debentureholder Common Stock that such Other Holder may sell to such Third Party Purchaser (determined as set forth below) and a representation that such Third Party Purchaser has been informed of the "tag-along" rights (provided for in this Section 1.3) and has agreed to purchase shares of Debentureholder Common Stock in accordance with the terms thereof.

                  (b) Upon receipt of the Offering Notice, the Other Holders shall have the right to sell to such Third Party Purchaser, upon the terms and subject to the conditions set forth in the Offering Notice, that number of shares of Debentureholder Common Stock equal to the product of (x) the aggregate number of Offered Shares and (y) a fraction with a numerator equal to the number of shares of Debentureholder Common Stock that such Other Holders own and a denominator equal to the number of shares of Common Stock then owned by the Controlling Shareholder plus the total number of shares of Debentureholder Common Stock then owned by all Other Holders. If such Third Party Purchaser fails to purchase shares of Debentureholder Common Stock from any Other Holder that has properly exercised its tag-along rights, then the Controlling Shareholder shall not be permitted to consummate the proposed sale of the Offered Shares, and any such attempted sale shall be null and void. The Controlling Shareholder shall effect the sale of the Offered Shares and the number of Offered Shares to be sold to such Third Party Purchaser by the Controlling Shareholder shall be reduced accordingly. The tag-along rights provided herein must be exercised by each Other Holder within fifteen (15) business days following its receipt of the Offering Notice, by delivery of a written notice to the Controlling Shareholder indicating such Other Holder's intention to exercise its rights and specifying the number of shares of Debentureholder Common Stock (up to the maximum number of shares of Debentureholder Common Stock owned by such Other Holder required to be purchased by such Third Party Purchaser) it wishes to sell.

                  (c) In order to exercise its right to sell shares of Debentureholder Common Stock to the Third Party Purchaser, each Other Holder must agree to make substantially the same representations, warranties, covenants, indemnities and other similar agreements, with respect to its title to the shares of Debentureholder Common Stock and such Other Holder's capacity, authority or power to consummate or participate in such proposed sale to a Third Party Purchaser, as the Controlling Shareholder makes in connection with the proposed sale by it of Offered Shares to the Third Party Purchaser; provided that all representations and warranties shall be made several and not jointly, and provided further that with respect to such representations, warranties and agreements of Other Holders, the aggregate amount of such liability arising therefrom shall not exceed such Other Holder's net proceeds from participating in such sale.

            1.4 Transfers Subject to Compliance with Securities Laws. No shares of Debentureholder Common Stock may be transferred by any Stockholder (other than pursuant to an effective registration statement under the 1933 Act) unless such Stockholder first delivers to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer is not required to be registered under the 1933 Act.

                                   ARTICLE II

                  REGISTRATION OF DEBENTUREHOLDER COMMON STOCK

            2.1 Registration Rights. The Company hereby grants to each Stockholder registration rights with respect to the shares of Debentureholder Common Stock on the terms set forth in Schedule A hereto. All references to "this Agreement" contained herein are hereby deemed to include such Schedule A.

                                   ARTICLE III

                                STOCKHOLDER LISTS

            3.1 Stockholder Lists. Upon the written request of any Stockholder, the Company shall provide to such Stockholder, within 10 business days of the Company's receipt of such request, given in the manner provided in Section 5.7, a list of all then current holders of the Debentureholder Common Stock together with address information sufficient to permit the giving of notices hereunder.

                                   ARTICLE IV

                                   TERMINATION

            4.1 Termination. This Agreement shall terminate at the earlier of
(i) , 2009 or (ii) any date on which the Company and Stockholders owning 50% or more of the outstanding shares of Debentureholder Common Stock agree in writing to such termination.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to each of the holders of Debenture Holder Common Stock that:

            5.1 Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            5.2 Authority to Execute and Perform Agreement. This Agreement has been duly executed and delivered by and is the valid and binding obligation of, the Company, enforceable in accordance with its terms, except to the extent that its

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                                                                               8


enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                                   ARTICLE VI

                                  MISCELLANEOUS

            6.1 Amendment. This Agreement may be altered or amended only with the consent of the Company and Stockholders owning 50% or more of the outstanding shares of Debentureholder Common Stock.

            6.2 Transactions with Affiliates. The Company shall not, and shall not permit its subsidiaries to, enter into any transactions with any Stockholder or any Affiliate of any Stockholder (other than transactions contemplated by this Agreement) without the prior written consent of a majority of the members of the Board not appointed by such Stockholder or its Affiliates.

            6.3 Specific Performance. The parties recognize that the obligations imposed on them in this Agreement are special, unique and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the parties hereto may have specific performance (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

            6.4 Assignment. Except as other provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties hereto; provided, however, that this Agreement may not be assigned by any party without the prior written consent of the Stockholders except that (i) the Company may assign its rights herein to any successor to all or substantially all its assets (by merger or otherwise), (ii) each Stockholder may assign its or his rights to any transferee of any or all of such Stockholder's Debentureholder Common Stock pursuant to Section 1.1(a) or 1.1(b) hereof who becomes a party to this Agreement, and (iii) each Stockholder's rights under Sec tion 2.1 shall inure to the benefit of any holder of Registrable Securities as defined in Exhibit A. Any assignment of rights hereunder shall be coupled with the assumption by the assignee of all of the obligations of the assignor hereunder and shall thereby relieve such assignor of such obligations. Any purported assignment made in violation of this Section 6.4 shall be void and of no force and effect.

            6.5 Shares Subject to this Agreement. All shares of Debenture holder Common Stock of the Company now owned or hereafter acquired by the Stockholders shall be subject to the terms of this Agreement.

            6.6 Legend. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Debentureholder Common Stock now held or hereafter acquired by any Stockholder shall, for as long as this Agreement is effective, bear legends substantially in the following forms:

      THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS' AGREEMENT, DATED AS OF JUNE 11, 1999, AMONG THE COMPANY, SFC SUB, INC. AND THE STOCKHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

            Such certificate shall bear any additional endorsement which may be required for compliance with state securities or blue sky laws.

            6.7 Notices. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be given in writing and deemed received when delivered by overnight courier or hand delivery, or when sent by facsimile transmission which shall be addressed, or sent, as follows:

                  SFAC New Holdings, Inc.
                  520 Lake Cook Road, Suite 550
                  Deerfield, IL  60015
                  Fax No. (847) 405-5310

                  with a copy to:

                  Mitchell S. Fishman, Esq.

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Fax No. (212) 757-3990

            And in the case of any other Stockholder such address as such Stockholder shall specify upon becoming party hereto or bound hereby;

or, in each case, such other address as the Stockholder shall specify to the Company and the other parties hereto.

            6.8 Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

            6.9 Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

            6.10 Choice of Law. This Agreement shall be governed by the internal laws of the State of Delaware.

            6.11 Entire Agreement. This Agreement (including Schedule A attached hereto), executed by the parties hereto, dated the date hereof, relating to the transfer of Debentureholder Common Stock contains the entire understanding of the parties hereto respecting the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements, discussions, and understandings with respect to such subject matters.

            6.12 Cumulative Rights. The rights of the Company under this Agreement are cumulative and in addition to all similar and other rights of the Company under other agreements with the Stockholders and others.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    SFAC NEW HOLDINGS, INC.

                                    By: /s/ Sean M. Stack
                                        --------------------------------------
                                        Name: Sean M.  Stack
                                        Title: Vice President, Treasurer
                                               and Assistant Secretary


                                    SFC SUB, INC.

                                    By: /s/ Sean M. Stack
                                        --------------------------------------
                                        Name: Sean M.  Stack
                                        Title: Vice President, Treasurer
                                               and Assistant Secretary


                                    Holders of Debentureholder Common
                                    Stock as set forth on Schedule 1

                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                                                       Exhibit A

            This Schedule A is a part of and is incorporated into that certain Stockholders Agreement (the "Stockholders Agreement"), dated as of June 11, 1999 between SFAC New Holdings, Inc., a Delaware corporation (the "Company"), SFC Sub, Inc., a Delaware corporation and each holder of record of Debentureholder Common Stock. Capitalized terms used in this Exhibit A and not otherwise defined shall have the meanings ascribed to them in the Stockholders Agreement. Certain capitalized terms used herein are defined in Section 8 of this Exhibit A.

            1. Registration on Demand.

                  1.1 Demand. At any time after the fifth anniversary of the date hereof, one or more Stockholders holding Registrable Debentureholder Securities (the "Initiating Holders") representing more than 50% of the issued and outstanding shares of Debentureholder Common Stock may make a written request that the Company effect the registration under the Securities Act of 1933, as amended (the "1933 Act") of all or part of such Initiating Holders' Registrable Debentureholder Securities. Subject to Section 1.7, the Company promptly will give written notice of such demand registration to all other Stockholders holding Registrable Debentureholder Securities and thereupon will use its reasonable best efforts to effect, at the earliest possible date, the registration under the 1933 Act, including by means of a shelf registration pursuant to Rule 415 under the 1933 Act if so requested in such request, of

                        (a) the Registrable Debentureholder Securities which the Company has been so requested to register by such Initiating Holders, and

                        (b) all other Registrable Debentureholder Securities which the Company has been requested to register by the other Stockholders holding Registrable Debentureholder Securities (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent necessary to permit the disposition of the Registrable Debentureholder Securities by the Selling Holders in the manner preferred by such Selling Holders.

                  1.2 Registration of Other Securities. Whenever the Company shall effect a registration pursuant to Section 1.1 hereof, no securities other than Registrable Debentureholder Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each Selling Holder of Registrable Debentureholder Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Selling Holders of not less than 50% of all Registrable Debentureholder Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

                  1.3 Registration Statement Form. Registrations under this
Section 1 shall be on such appropriate registration form of the Securities and Exchange Commission (the "Commission") as shall be reasonably selected by the Company and reasonably acceptable to a majority in interest of the Initiating Holders.

                  1.4 Effective Registration Statement. A registration requested pursuant to this Section 1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Holders); provided, that except with respect to any registration statement filed pursuant to Rule 415 under the 1933 Act, such period need not exceed 135 days, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by a reason solely attributable to the actions or inactions by the Selling Holders.

                  1.5 Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Company assuming such selection is reasonably acceptable to the Initiating Holders.

                  1.6 Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (and the Company shall so advise each Selling Holder of Registrable Securities requesting registration of such advice) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Debentureholder Securities requested to be included in such registration, pro rata among the Selling Holders requesting such registration on the basis of the total number of shares of Registrable Debentureholder Securities requested to be registered by such holders; provided, that if the number of Registrable Debentureholder Securities that such managing underwriter advises can be sold in such offering is less than 75% of the total number of Registrable Debentureholder Securities requested to be registered by the Initiating Holders, a majority in interest of the Initiating Holders may withdraw their written request made pursuant to Section 1.1 and such written request will not be considered a request for registration pursuant to Section 1.7.

                  1.7 Limitations on Registration on Request. Notwithstanding anything in this Section 1 to the contrary, in no event will the Company be required to effect, in the aggregate, more than one registration pursuant to this Section 1.

                  1.8 Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.

            2. Piggyback Registration.

                  2.1 Right to Include Registrable Securities. If the Company, at any time following the initial public offering of its Common Stock, proposes to register any of its Common Stock under the 1933 Act by registration on any form other than Forms S-4 or S-8, or any successor forms, other than pursuant to
Section 1 hereof, whether or not for sale for its own account, it will each such time give prompt written notice to all Stockholders holding Registrable Debentureholder Securities of its intention to do so and of such Stockholders' rights under this Section 2 at least 45 days prior to the date such registration is proposed to be consummated. Upon the written request of any Stockholder (a "Requesting Holder") made as promptly as practicable and in any event within 30 days after the receipt of any such notice (which request shall specify the Registrable Debentureholder Securities intended to be disposed of by such Requesting Holder), the Company will use its best efforts to effect the registration under the 1933 Act of all Registrable Debentureholder Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Debentureholder Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Debentureholder Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Debentureholder Securities entitled to do so to cause such registration to be effected as a registration under Section 1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Debentureholder Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2 shall relieve the Company of its obligation to effect any registration upon request under Section 1.

                  2.2 Priority in Piggyback Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its opinion that the number of Registrable Securities requested to be included in such registration would materially adversely affect such offering, and the Company has so advised the Requesting Holders in writing, then the Company will include in such registration, to the extent of the number of Registrable Securities which the Company is so advised can be sold in (or during the time of) such offering without having such material adverse effect, first, all securities proposed by the Company to be sold for its own account or securities to be registered by the Company for the accounts of other Persons pursuant to the exercise of demand registration rights if such securities must be included to prevent a breach of any applicable registration rights agreement between the Company and such other Person, but only in such amount and to the extent required by such agreement, second, Registrable Debentureholder Securities requested to be included in such registration by the holders thereof pursuant to this Section 2, pro rata among such holders on the basis of the number of Registrable Debentureholder Securities requested to be so registered by such holders, and third, all other securities proposed to be registered.

                  2.3 Expenses. The Company will pay all Registration Expenses in connection with any registration effected pursuant to this Section 2.

            3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the 1933 Act as provided in Sections 1 and 2, the Company will, as expeditiously as possible:

                  3.1 prepare and within 60 days from the date of notice file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective as soon as possible thereafter;

                  3.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  3.3 furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such seller may reasonably request;

                  3.4 use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 3.4 be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  3.5 use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  3.6 furnish at the effective date of such registration statement to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of:

                        (a) an opinion of counsel for the Company, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, and

                        (b) a "comfort" letter dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, a letter of like kind dated the date of the closing of the underwriting agreement) signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request;

                  3.7 Notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                        (i) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                        (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

                        (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; and

                        (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  3.8 notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  3.9 use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  3.10 otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

                  3.11 provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

                  3.12 use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed (or qualify them for inclusion in the National Association of Securities Dealers Automated Quotations National Market System, as the case may be).

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

            The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may file such document in a form required by law or upon advice of its counsel.

            Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.7, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.7 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

            4. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the Selling Holders, the underwriters and their respective counsel and accountants, the timely opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of each of such Selling Holders and such underwriters' respective counsel, to conduct appropriate due diligence within the meaning of the 1933 Act.

            5. Rule 144. So long as the Common Stock shall be registered pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will file the reports required to be filed by it under the Exchange Act and will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

            6. Hold-Back. (a) Each Stockholder holding Registrable Securities included in a registration statement hereunder agrees not to effect any public sale or distribution of shares of Common Stock during the period specified by the managing underwriter or underwriters of the underwritten offer being made pursuant to such registration statement (which period shall not exceed seven days prior to and 120 days following the effective date of such registration statement), except as part of such registration, if and to the extent reasonably requested by the Company or such managing underwriter or underwriters.

                  (b) The Company agrees (x) not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto and (y) to cause each holder of its securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such during such period.

            7. Indemnification.

                  7.1 Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 1 or 2, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the 1933 Act, and their respective directors, officers, partners, agents and affiliates, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person may become subject under the 1933 Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, agent, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, agent, affiliate or controlling person and shall survive the transfer of such securities by such seller.

                  7.2 Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 7.2 shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                  7.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 7.1 or 7.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satis factory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party, (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay fees and expenses under this Section 5 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of each indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action by the indemnified party.

                        (a) Contribution. If the indemnification provided for in this Section 7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 7.1 or 7.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 7.1 or 7.2 the indemnified party and the indemnifying party under Section 7.1 or 7.2 shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement, provided, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 5 are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

                  7.4 Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 7.4 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the 1933 Act.

                  7.5 Indemnification Payments. The indemnification and contribution required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            8. Definitions. As used in this Exhibit A, unless the context otherwise requires, the following terms have the following respective meanings:

            "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Registrable Debentureholder Securities" means shares of Debentureholder Common Stock, each a "Debentureholder Share", but with respect to any Debentureholder Share, only until such time as such Debentureholder Share
(i) has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it or (ii) has been sold (or is eligible for sale, which sale is not subject to volume limitations) to the public pursuant to Rule 144 (or any similar provision then in force) under the Act.

            "Registrable Securities" means shares of Common Stock, no par value per share, of the Company, each a "Share", but with respect to any Share, only until such time as such Share (i) has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it or
(ii) has been sold (or is eligible for sale, which sale is not subject to volume limitations) to the public pursuant to Rule 144 (or any similar provision then in force) under the Act.

            "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 1, 2 or 3, including, without limitation, all registration and filing fees, all fees of the New York Stock Exchange, Inc., other national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with federal securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the fees and expenses of one counsel to the Selling Holders (selected by Selling Holders representing at least 50% of the Registrable Securities covered by such registration).